UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2022 (February 28, 2022)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700

Nashville, Tennessee 37203

(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2022, Healthcare Realty Trust Incorporated, a Maryland corporation (“HR”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Healthcare Trust of America, Inc., a Maryland corporation (“HTA”), Healthcare Trust of America Holdings, LP, a Delaware limited partnership (“HTA OP”), and HR Acquisition 2, LLC, a Maryland limited liability company (“Merger Sub”), to effect a strategic business combination of the two companies to be led by the HR management team. The Merger Agreement provides for the merger of HR with and into Merger Sub (the “Merger”), with HR continuing as the surviving corporation and a wholly owned subsidiary of HTA. The boards of directors of HR and HTA have unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (the “Proposed Transaction”). Immediately following the Merger, HTA will change its name to Healthcare Realty Trust Incorporated (the “Company”). The executive officers of HR immediately preceding the Merger will serve as the executive officers of the Company.

Transaction Structure

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, immediately prior to the effective time of the Merger, the stockholders of HTA will receive a special dividend of $4.82 (the “Special Dividend”) for each outstanding share of HTA common stock, par value $0.01 per share (the “HTA Common Stock”). At the effective time of the Merger, each outstanding share of HR common stock, par value $0.01 per share (the “HR Common Stock”), will be exchanged for one share of HTA Common Stock at a fixed ratio of 1.00 : 1.00.

Treatment of Stock Options and Awards

Under the terms of the Merger Agreement, at the effective time of the Merger, each option to purchase shares of HR Common Stock will be converted into an option exercisable for one share of HTA Common Stock, subject to the same economic terms and conditions as were applicable to the corresponding option immediately prior to the Merger. In addition, all HR restricted stock and restricted stock unit awards outstanding at the effective time of the Merger will be converted into the right to receive the same number of HTA Common Stock, subject to the same economic terms and conditions as were applicable to the corresponding award immediately prior to the Merger.

Certain Other Terms and Conditions of the Merger

Pursuant to the Merger Agreement, the parties have agreed that immediately following the effective time of the Merger, the size of the Company board of directors will be 13, comprised of all nine directors of HR’s board of directors, three directors from the HTA board of directors and one nominee mutually approved by the HTA board of directors and the HR board of directors. The three HTA directors who will continue on the board of the Company are W. Bradley Blair, II, Vicki U. Booth, and Jay P. Leupp. Constance Moore will also join the board of the Company immediately following the Effective Time.

HTA, HTA OP, and Merger Sub on the one hand, and HR, on the other hand, have made certain customary representations, warranties and covenants in the Merger Agreement and have agreed to customary covenants, including with respect to the conduct of business prior to the closing and covenants prohibiting them from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to limited exceptions.

The completion of the Proposed Transaction is subject to customary conditions, including, among others: (i) approval of the Merger by HR’s shareholders and approval of the issuance of HTA Common Stock by HTA’s shareholders; (ii) the absence of a material adverse effect on HR, HTA, HTA OP, or Merger Sub; and (iii) the receipt of tax opinions relating to the REIT status of HR and HTA and the tax-free nature of the transaction.

The Merger Agreement may be terminated under certain circumstances, including, among others, by either HR or HTA if the Proposed Transaction is not consummated on or before August 28, 2022, if a final and non-appealable order is entered restraining, enjoining or otherwise prohibiting the transaction, or upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied. In addition, in connection with the termination of the Merger Agreement under specified circumstances, HTA may be required to pay HR a termination fee of $291 million, or HR may be required to pay HTA a termination fee of $163 million.

Joint Ventures

The parties expect that the Special Dividend will be funded with a combination of capital contributed by a newly formed joint venture and proceeds of assets sales. HR and HTA are in discussions with multiple potential joint venture partners and expect to contribute certain HTA properties into one or more joint ventures (the “Joint Ventures”) immediately prior to the closing of the Merger.

In addition, HTA has obtained a fully underwritten financing commitment pursuant to a commitment letter (the “Commitment Letter”), dated as of February 28, 2022, with JPMorgan Chase Bank, N.A. (the “Commitment Party”), pursuant to which the Commitment Party has committed to provide up to $1.7 billion in debt financing (the debt financing under the Commitment Letter, the “Debt Financing”). The obligation of the Commitment Party to provide the Debt Financing under the Commitment Letter is subject to a number of customary conditions. HR expects that the Debt Financing would only be drawn by HTA to the extent that proceeds from the Joint Ventures and/or asset sales are not sufficient, or not available at the time of the closing the Merger, to fund the Special Dividend. The Debt Financing, if needed, would be sufficient to finance the Special Dividend to HTA’s stockholders. Pursuant to the Merger Agreement, HR has agreed to use reasonable best efforts to provide cooperation to HTA in connection with the Debt Financing.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about HR, HTA, HTA OP, or Merger Sub. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about HR, HTA, HTA OP, or Merger Sub at the time they were made or otherwise and should only be read in conjunction with the other information that HR and HTA make publicly available in reports, statements and other documents filed with the SEC.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. HR and HTA intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding HR and HTA, include, but are not limited to, statements related to the Proposed Transaction, including the anticipated timing, benefits and financial and operational impact thereof; HR’s expected financing for the transaction; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: HR’s and HTA’s ability to complete the Proposed Transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the Proposed Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of HR and HTA management from ongoing business operations; failure to realize the expected benefits of the Proposed Transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the Proposed Transaction, including resulting expense or delay; the risk that HTA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the Proposed Transaction; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company following completion of the Proposed Transaction; effects relating to the announcement of the Proposed Transaction or any further announcements or the consummation of the Proposed Transaction on the market price of HR’s or HTA’s common stock; the possibility that, if HR does not achieve the perceived benefits of the Proposed Transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of HR’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; changes in the dividend policy for HR’s common stock or its ability to pay dividends; impairment charges; pandemics or other health crises, such as COVID-19; and other risks and uncertainties affecting HR and HTA, including those described from time to time under the caption “Risk Factors” and elsewhere in HR’s and HTA’s SEC filings and reports, including HR’s Annual Report on Form 10-K for the year ended December 31, 2021, HTA’s Annual Report on Form 10-K for the year ended December 31, 2020, and other filings and reports by either company. Moreover, other risks and uncertainties of which HR or HTA are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by HR or HTA on their respective websites or otherwise. Neither HR nor HTA undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

Important Additional Information and Where to Find It

This communication relates to the Proposed Transaction pursuant to the terms of the Merger Agreement. In connection with the Proposed Transaction, HTA expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of HR and HTA and that will also constitute a prospectus of HTA. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, HTA, HTA OP, AND MERGER SUB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from HR at its website, www.healthcarerealty.com, or from HTA at its website, www.htareit.com. Documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty.com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: (615) 269-8175, and documents filed with the SEC by HTA will be available free of charge by accessing HTA’s’ website at www.htareit.com under the heading Investor Relations or, alternatively, by directing a request to HTA at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone (480) 998-3478.

Participants in the Solicitation

HR and HTA and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common shareholders of HR and HTA in respect of the proposed transaction under the rules of the SEC. Information about HR’s directors and executive officers is available in HR’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 22, 2022, and definitive proxy statement dated March 24, 2021 for its 2021 annual meeting of shareholders. Information about HTA’s directors and executive officers is available in HTA’s definitive proxy statement dated April 30, 2021 for its 2021 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from HR or HTA using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits

2.1	Agreement and Plan of Merger, dated as of February 28, 2022, by and among Healthcare Realty Trust Incorporated, Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, and HR Acquisition 2, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By:	/s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President - Chief Financial Officer

February 28, 2022